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                              GUARANTY OF PAYMENT
                              -------------------

     THIS GUARANTY OF PAYMENT (this "Guaranty"), made this ___ day of __________, 1998, to Applied Research of Maryland, Inc. ("ARM"), by S.P.S. Anand (the "Guarantor"). ARM and Guarantor are sometimes collectively referred to herein as the "Parties" or individually as "Party."

     WHEREAS, ARInternet, Inc. and ARSoftware, Inc. (collectively, the "Obligor") is indebted to ARM in the amount of One Hundred and Fifty Thousand Dollars ($150,000.00) [the "Obligation"] as evidenced by an Intercompany Settlement Agreement, a Promissory Note, and Security Agreement dated ______________, 1998; and

     WHEREAS, S.P.S. Anand has agreed to guarantee the full payment of the Obligation to ARM; and

     WHEREAS, in order to secure Guarantor's payment of the Obligation, Guarantor has provided ARM with certain collateral; and

     WHEREAS, ARM has agreed to accept said Guaranty and collateral upon the terms and conditions stated herein.

     NOW THEREFORE, in consideration of the terms extended to ARSoftware, Inc. and ARInternet in the Intercompany Settlement Agreement and Plan of Reorganization in "Re Applied Research of Maryland, Inc." in the United States Bankruptcy Court of the District of Maryland, Case Number 96-1-2425-DK, that shall be deemed to be a substantive part of the Guaranty, and based upon the mutual covenants, promises, agreements, representations contained in this Guarantee, the Guarantor does hereby covenant, promise, agree, represent and warrant as follows:

     1. GUARANTY. The Guarantor hereby unconditionally and irrevocably guarantees to ARM the full and punctual payment of all of the Obligation by Obligor, when and as said Obligation shall become due and payable, including, without limitation all interest and related expenses.

     As to the Guarantor, the guarantee provided for in this section is an absolute unconditional, continuing guarantee of payment and not of collectability, and is in no way conditioned upon or limited by: (a) any attempt to collect from the Obligor; (b) any attempt to collect from, or the exercise of any rights and remedies against, any person other than Obligor who may at any time now or hereafter be primarily or secondarily liable for any or all of the Obligation, including, without limitation, any other maker, endorser, surety, or guarantor of all or a portion of the Obligation; or (c) any resort or recourse to or against any security or collateral now or
hereafter pledged, assigned, or granted to ARM.   If the Obligor fails to pay
any of the Obligation, when and as the same shall become due and payable (whether by acceleration, declaration, extension or otherwise), the Guarantor shall on demand pay the same to ARM in immediately available funds, in lawful money of the United States of America, at its address as specified herein.

     2. NATURE OF OBLIGATIONS. The obligators and liabilities of the Guarantor under this Guaranty are primary obligations of the Guarantor, are continuing, absolute, and unconditional, shall not be subject to any counterclaim, recoupment, set-off, reduction, or defense based upon any claim that the Guarantor may have against the Obligor, are independent of any other guaranty or guaranties at any time in effect with respect with to all or any part of the Guaranty, and may be enforced regardless of the existence of such other guaranty or guaranties.

     3. WAIVER BY GUARANTOR. The Guarantor unconditionally waive to the extent permitted by applicable Laws; (a) presentment, demand, dishonor, protest, notice of non-payment, and notice of dishonor of the Obligation, the Intercompany Settlement Agreement, Promissory Note or Security Agreement; (b) all notices required by statute, rule of law, or otherwise to preserve any rights against the Guarantor hereunder, including, without limitation, any demand, proof, or notice of non-payment of any of the Obligation by Obligor, to perform or comply with any obligation relating to or arising from the Obligation; and (c) until such time as the provisions of this Guaranty are no longer in effect, any right to subrogation against ARM and any right to subrogation, reimbursement, and indemnity against any property or other security serving at any time as collateral for any or all of the Obligation.

     4. DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (an "Event of Default") under this
Guaranty: (a) the failure of the Guarantor to pay to ARM as and when due and payable any and all amounts payable by the Guarantor to ARM under the provisions of the Promissory Note; (b) the failure of the Guarantor to perform, observe, or comply with any of the provisions of this Guaranty; (c) the occurrence of any event of default (as defined therein) under the Intercompany Settlement Agreement.

     Whenever there is an Event of Default under this Guaranty, ARM may at its option, declare an amount equal to any or all of the then unpaid balance of the Obligation (whether then due or not) to be immediately due and payable by the Guarantor, and the Guarantor shall, on demand pay the same to ARM in immediately available funds in lawful money of the United States of America, at its address specified herein.

     5. ENFORCEMENT EXPENSES. The Guarantor shall indemnify and hold harmless ARM against any loss, liability, or expense, including attorneys' fees and disbursements and any other fees and disbursements, that may result from any failure of Obligor to pay any of the Obligation when and as due and payable or that may be incurred by or on behalf of ARM in enforcing any obligation of Obligor or the Guarantor, to pay any of the Obligation.

     6. CONFESSION OF JUDGMENT. UPON THE OCCURRENCE OF A DEFAULT AS DESCRIBED HEREIN, THE GUARANTOR HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE GUARANTOR OR ANY CLERK OF ANY COURT OF RECORD IN MARYLAND TO APPEAR FOR THE GUARANTOR IN ANY COURT OF RECORD IN THE STATE OF MARYLAND, VIRGINIA, OR IN ANY JURISDICTION THE UNITED STATES OF AMERICA AND CONFESS JUDGMENT AGAINST THE GUARANTOR WITHOUT PRIOR HEARING IN FAVOR OF APPLIED RESEARCH OF MARYLAND, INC. FOR, AND IN THE AMOUNT OF THE UNPAID BALANCE DUE OF THE OBLIGATION, ALL ACCRUED AND UNPAID INTEREST THEREON, ALL OTHER AMOUNTS PAYABLE BY THE GUARANTOR TO APPLIED RESEARCH OF MARYLAND, INC. PURSUANT TO THE OBLIGATION, AND COSTS OF SUIT AND REASONABLE ATTORNEYS' FEES.

     7. DELAY AND WAIVER BY OBLIGOR. No delay in the exercise of, or failure to exercise, any right, remedy, or power accruing upon any default or failure of the Guarantor in the performance of any obligation under this Guaranty shall impair any such right, remedy, or power or shall be construed to be a waiver thereof, but any such right, remedy, or power maybe exercised from time to time and as often as may be deemed by ARM expedient. In order to entitle ARM to exercise any right, remedy or power reserved to it in this Guaranty, it shall not be necessary to give any notice to the Guarantor. If the Guarantor should default in the performance of any obligation under this Guaranty, and such default should thereafter be waived by ARM, such waiver shall be limited to the particular default so waived. No waiver, amendment, release, or modification of this Guaranty shall be established by conduct, custom or course of dealing.

     8. NOTICES AND COMMUNICATIONS. All Notices, requests, demands, consents, and other communications which are required or may be given under this Agreement (collectively, the "Notices"), shall be in writing and shall begin as follows: by personal delivery against a receipted copy; by telefax, telegram or overnight courier; or by U. S. registered or certified mail, return receipt requested, postage prepaid.

If to the Guarantor:                    Dr. S.P.S. Anand
                                        8201 Corporate Drive, Suite 1120
                                        Landover, Maryland 20785

If to Applied Research of Maryland:     C/O James M. Greenan, Esquire
                                        Greenan, Walker, Trainor & Billman
                                        6411 Ivy Lane, Suite 706
                                        Greenbelt, Maryland 20770

Any party may from time to time change address to which Notices to it are to be sent by giving notices of such change to the other parties in the manner set forth herein. Notice shall be deemed given and received on the next business day following the day such notice is mailed or sent by overnight courier in the manner described above, or, if personally delivered or if sent by telefax or telegram, on the date so delivered or sent. Any time period shall commence on the day such Notice is deemed given and received. For purposes of this Guaranty, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays.

  9. SUCCESSORS AND ASSIGNS. This Guaranty may not be assigned by any Party, in whole or in part, without the written consent of the other Party. Subject to the foregoing, all covenants and agreements set forth in this Guaranty shall bind the Guarantors and their respective heirs, personal representatives, successors, and assigns and shall inure to the benefit of, and be enforceable by, the Obligor and its successors and assigns, including, without limitation, any holder of any or all of the Security Agreement, Note or other Purchase Documents. This Guaranty contains the entire agreement of the Parties with respect to the subject matter hereof.

  10. GOVERNING LAW. This Guaranty shall be construed under and governed by the laws of the State of Maryland.

  11. MISCELLANEOUS. Neither this Guaranty nor any term hereof may be terminated, amended, supplemented, waived, released, or modified orally, but only by and instrument in writing signed by the Party against which the enforcement of the termination, amendment, supplement, waiver, release, or modification is sought. If any term of this Guaranty or any obligation thereunder shall be held to be invalid, illegal or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby.

  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be signed, sealed, and delivered as of the day and year first written above.



                                -----------------------------------
                                S.P.S. Anand



STATE OF MARYLAND, ___________________ of _______________, to wit:

  I HEREBY CERTIFY, that on this ___ day of __________ , 1998, before me, the subscriber, a Notary Public in and for the state aforesaid, personally appeared S.P.S. Anand, known to me to be the person whose name is described to the foregoing instrument, and made oath in due form of law that they executed the same voluntarily for the purposes therein contained.

  IN WITNESS my hand and Notarial Seal.



  ------------------------------------
  Notary Public
  My Commission Expires: